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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference of our report dated June 13, 2001, on the financial statements and supplemental schedule of the R&B Falcon U.S. Savings Plan as of December 31, 2000 and 1999, and for the year ended December 31, 2000, included in this Annual Report on Form 11-K, into the previously filed Form S-8 Registration Statement File No. 333-54668.



ARTHUR ANDERSEN LLP


Houston, Texas
June 28, 2001